Filed pursuant to Rule 497(e)
Registration Nos. 333-56018; 811-10303

Supplement dated January 25, 2013
to the

Buffalo Funds®
Prospectus and Statement of Additional Information (“SAI”)
dated June 29, 2012, as supplemented

Buffalo China Fund (BUFCX)

This supplement amends the Prospectus of the Buffalo Funds dated June 29, 2012, as previously supplemented.  This supplement supersedes the supplement dated November 19, 2012 to the Buffalo Funds’ Prospectus.

Investors wishing to obtain current information relating to the Buffalo China Fund should be advised that effective as of the close of business on January 25, 2013, the Buffalo China Fund was merged into the Buffalo International Fund.  All references to the Buffalo China Fund are hereby removed from the Buffalo Funds’ Prospectus dated June 20, 2012.

Questions regarding these changes may be directed to the Buffalo Funds at 1-800-492-8332.

Please retain this Supplement with your Prospectus and SAI for reference.